UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2020
Ormat Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32347	88-0326081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Plumas Street Reno, Nevada	89519-6075
(Address of principal executive offices)	(Zip Code)

(775) 356-9029
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ORA	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pursuant to the Preliminary Approval Order of the United States District Court, District of Nevada, dated November 24, 2020, Ormat Technologies, Inc. hereby provides, as Exhibits 99(a) and 99(b) to this Current Report on Form 8-K, respectively, the Stipulation of Settlement, dated July 10, 2020, and the Notice of Proposed Derivative Settlement, dated December 2, 2020. These exhibits relate to a proposed settlement of a derivative action for which a final approval hearing is set for March 22, 2021 at 10:00 a.m. in the United States District Court, District of Nevada, 400 S. Virginia Street, Reno, Nevada.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99(a)	Stipulation of Settlement, dated July 10, 2020

99(b)	Notice of Proposed Derivative Settlement, dated December 2, 2020

Exhibit No.	Description

99(a)	Stipulation of Settlement, dated July 10, 2020
99(b)	Notice of Proposed Derivative Settlement, dated December 2, 2020
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

Date:	December 2, 2020	By:	/s/ Doron Blachar
Name: Doron Blachar Title: Chief Executive Officer